Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements have been prepared by our management and are based on (a) the historical financial statements of (i) Mission Broadcasting Inc., (“Mission” or the “Company”), (ii) Mission Broadcasting of Amarillo, Inc. (“Mission of Amarillo”), (iii) VHR Broadcasting, Inc. (“VHR”), and (b) the assumptions and adjustments described below.

The unaudited pro forma condensed consolidated balance sheet gives effect to the following transactions, as if such transactions had taken effect on September 30, 2003:

•	the Mission Broadcasting of Amarillo, Inc. acquisition; and

•	the VHR Broadcasting, Inc. acquisition

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2002, 2001 and 2000 and the nine months ended September 30, 2003 and 2002 give effect to the above transactions, as if they had occurred at the beginning of such period.

We have included all adjustments, consisting of normal recurring adjustments, which in the opinion of management, are necessary for a fair presentation of the data. We based the pro forma adjustments on available information and on assumptions that we believe are reasonable under the circumstances.

ABRY Partners through its various funds both before and after the merger holds more than 50% of the voting ownership of both Nexstar Broadcasting Group, Inc. (“Nexstar”) and Quorum Broadcasting Group, LLC (“Quorum”). Although Nexstar and Quorum do not own the Company, Mission of Amarillo or VHR and do not operate the television stations owned by the Company, Mission of Amarillo or VHR, Nexstar and Quorum are deemed to have controlling financial interests under GAAP in the Company, Mission of Amarillo and VHR due to their guarantees of the Company’s, Mission of Amarillo’s and VHR’s debt and because of service and purchase option agreements with the Company, Mission of Amarillo and VHR. Due to these relationships and the common control therein, for pro forma purposes, the acquisition of Mission of Amarillo and VHR was be accounted for as a combination of entities under common control in a manner similar to a pooling of interests. This conclusion is based on the guidance in FASB Statement No. 141 “Business Combinations” and EITF 02-05 “Definition of ‘Common Control’ in Relation to FASB Statement No. 141”.

The unaudited pro forma condensed consolidated financial statements do not purport to represent what our results of operations or financial position actually would have been if the transactions set forth above had occurred on the dates indicated or what our results of operations or financial position will be for future periods.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of Mission Broadcasting, Inc., Mission Broadcasting of Amarillo, Inc., and VHR Broadcasting, Inc. and the related notes.

MISSION BROADCASTING, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2003

	Mission	Mission of Amarillo	VHR Broadcasting	Pro Forma Adjustments		Unaudited Pro Forma
	(dollars in thousands)
Current assets
Cash and cash equivalents	$1,066	$5	$5	(71,146 (2,000 (67,150 140,000	)(1) )(2) )(3) (4)	$780
Accounts receivable, net	3,422	—	127	—		3,549
Current portion of broadcast rights	2,011	293	690	—		2,994
Other current assets	117	15	28	—		160

Total current assets	6,616	313	850	(296)		7,483
Property and equipment, net	10,894	521	3,457	—		14,872
Broadcast rights	2,332	490	115	—		2,937
Goodwill, net	8,414	260	2,800	—		11,474
Intangible assets, net	32,078	5,020	42,344	(838	)(5)	78,604
Other assets	1,581	66	404	—		2,051

Total assets	$61,915	$6,670	$49,970	$(1,134)		$117,421

Current liabilities
Accounts payable and accrued expenses	$1,047	$116	$258	—		$1,421
Current portion of broadcast rights payable	2,200	347	748	—		3,295
Current portion of senior credit facility	413	911	6,466	(7,377 (413	)(1) )(3)	—
Related party debt	—	3,424	20,856	—		24,280
Due to Nexstar Broadcasting, Inc.	7,150	—	—	—		7,150

Total current liabilities	10,810	4,798	28,328	(7,790)		36,146
Debt	66,737	7,861	55,908	(63,769 (66,737 140,000	)(1) )(3) (4)	140,000
Notes payable to related party			2,000	(2,000	)(2)	—
Broadcast rights payable	2,670	520	108	—		3,298
Deferred tax liabilities	614	42	1,123	—		1,779
Other liabilities	—	1,031	2,358	—		3,389

Total liabilities	80,831	14,252	89,825	(296)		184,612
Minority interest in consolidated entity	2,883	—	—	—		2,883

Shareholder’s deficit
Common stock	1	1	—	—		2
Subscriptions receivable	(1)	—	—	—		(1)
Accumulated deficit	(21,799)	(7,583)	(39,855)	(838	)(5)	(70,075)

Total members’ interest or shareholders’ deficit	(21,799)	(7,582)	(39,855)	(838)		(70,074)

Total liabilities and members’ deficit or shareholders’ deficit	$61,915	$6,670	$49,970	$(1,134)		$117,421

See notes to unaudited pro forma condensed consolidated balance sheet.

MISSION BROADCASTING, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2003

(dollars in thousands)

(1)	To record the impact of repaying VHR’s and Mission of Amarillo’s existing credit facility of $71.1 million. As of September 30, 2003, $7.4 million was classified as current.

(2)	To record the impact of repaying a $2.0 million note owed to Vic Rumore, the owner of VHR.

(3)	To record the impact of repaying the Company’s existing term loan facility of $55.0 million and its revolving credit facility of $12.2 million, for a total of $67.2 million. As of September 30, 2003, $0.4 million was classified as current.

(4)	To record the impact of borrowings of $140.0 million under the Company’s term loan facility.

(5)	To record the impact of the write-off of debt issuance costs of $0.8 million, resulting from the extinguishment of the bank agreement.

MISSION BROADCASTING, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2003

	Mission (1)	Mission of Amarillo(2)	VHR Broadcasting(2)	Pro Forma Adjustments		Unaudited Pro Forma
	(dollars in thousands)
Net broadcast revenue	$11,164	$—	$—	$—		$11,164
Trade and barter revenue	1,253	283	342	—		1,878
Revenue from Nexstar Broadcasting	1,765	1,281	4,904	—		2,950

Total net revenue	14,182	1,564	5,246	—		20,992

Operating expenses:
Direct operating expenses (exclusive of depreciation and amortization shown separately below	2,177	438	893	—		3,508
Selling, general and administrative expenses (exclusive of depreciation and amortization shown separately below)	3,547	210	816	—		4,573
Selling, general and administrative expenses paid to Nexstar Broadcasting, Inc.	4,227	—	—	—		4,227
Amortization of broadcast rights	1,931	510	573	—		3,014
Amortization of intangible assets	1,705	—	—	—		1,705
Depreciation and amortization	1,175	777	3,522	—		5,474

Total operating expense	14,762	1,935	5,804	—		22,501

Loss from operations	(580)	(371)	(558)	—		(1,509)
Interest expense	3,286	408	3,328	—		7,022
Gain on disposal of assets	—	—	94	—		94
Interest income	4	144	726	—		874
Other income (expense), net	81	—	—	—		81

Loss before income taxes and minority interest in consolidated entity	(3,781)	(635)	(3,066)	—		(7,482)
Income tax expense	(630)	(42)	(314)	—	(3)	(986)
Minority interest in consolidated entity	263	—	—	—		263

Loss before cumulative effect of change in accounting principle	$(4,148)	$(677)	$(3,380)	$—		$(8,205)

See notes to unaudited pro forma condensed consolidated statement of operations.

MISSION BROADCASTING, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2002

	Mission(1)	Mission of Amarillo(2)	VHR Broadcasting(2)	Pro Forma Adjustments		Unaudited Pro Forma
	(dollars in thousands)
Net broadcast revenue	$8,912	$—	$—	$—		$8,912
Trade and barter revenue	991	284	416	—		1,691
Revenue from Nexstar Broadcasting	1,409	1,603	5,888	—		8,900

Total net revenue	11,312	1,887	6,304	—		19,503

Operating expenses:
Direct operating expenses (exclusive of depreciation and amortization shown separately below	1,542	431	859	—		2,832
Selling, general and administrative expenses (exclusive of depreciation and amortization shown separately below)	2,575	302	828	—		3,705
Selling, general and administrative expenses paid to Nexstar Broadcasting, Inc.	3,215					3,215
Amortization of broadcast rights	1,685	478	835	—		2,998
Amortization of intangible assets	775					775
Depreciation and amortization	1,037	837	3,856	—		5,730

Total operating expense	10,829	2,048	6,378	—		19,255

Income (loss) from operations	483	(161)	(74)	—		248
Interest expense	2,175	593	4,204	—		6,972
Loss on disposal of assets	—	—	1,024	—		1,024
Interest income	11	—	—	—		11
Other income (expense), net	(3)	110	766	—		873

Loss before income taxes and minority interest in consolidated entity	(1,684)	(644)	(4,536)	—		(6,864)
Income tax expense	(47)	(39)	(616)	—	(3)	(702)

Loss before cumulative effect of change in accounting principle	$(1,731)	$(683)	$(5,152)	$—		$(7,566)

See notes to unaudited pro forma condensed consolidated statement of operations.

MISSION BROADCASTING, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002

(dollars in thousands)

(1)	Represents the unaudited consolidated statement of operations of Mission Broadcasting, Inc., for the nine months ended September 30, 2003 and 2002.

(2)	Represents the unaudited consolidated statement of operations of VHR Broadcasting, Inc., and Mission Broadcasting of Amarillo, Inc., for the nine months ended September 30, 2003 and 2002.

(3)	The pro forma income tax benefit resulting from the pro forma adjustments is based on Mission Broadcasting, Inc.’s historical tax provision using historical amounts. For pro forma purposes, Mission has determined that it is more likely than not that any deferred tax assets arising from the pro forma adjustments will not be realized and, as a result, a full valuation allowance has been established.

MISSION BROADCASTING, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2002

	Mission (1)	Mission of Amarillo(2)	VHR Broadcasting(2)	Pro Forma Adjustments		Unaudited Pro Forma
	(amounts in thousands, except per unit and per share data)
Net broadcast revenue	$12,820	$—	$—	$—		$12,820
Trade and barter revenue	1,282	401	541	—		2,224
Revenue from Nexstar Broadcasting, Inc.	1,869	2,257	8,582	—		12,708

Total net revenue	15,971	2,658	9,123	—		27,752

Operating expenses:
Direct operating expenses (exclusive of depreciation and amortization shown separately below	1,968	589	1,159			3,716
Selling, general and administrative expenses (exclusive of depreciation and amortization shown separately below)	3,347	386	1,015	—		4,748
Selling, general and administrative expenses paid to Nexstar Broadcasting, Inc.	4,447					4,447
Amortization of broadcast rights	2,251	668	1,035	—		3,954
Amortization of intangible assets	1,326					1,326
Depreciation and amortization	1,388	1,114	5,128	—		7,630

Total operating expense	14,727	2,757	8,337	—		25,821

Income (loss) from operations	1,244	(99)	786	—		1,931
Interest expense	2,953	750	5,433	—		9,136
Loss on disposal of assets		71	1,260			1,331
Interest income	14			—		14
Other income (expense), net	(3)	142	943	—		1,082

Loss before income taxes	(1,698)	(778)	(4,964)	—		(7,440)
Income tax expense	(27)	(52)	(821)	—	(3)	(900)

Loss before cumulative effect of change in accounting principle	$(1,725)	$(830)	$(5,785)	$—		$(8,340)

See notes to unaudited pro forma condensed consolidated statement of operations.

MISSION BROADCASTING, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

	Mission (1)	Mission of Amarillo(2)	VHR Broadcasting(2)	Pro Forma Adjustments		Unaudited Pro Forma
	(dollars in thousands)
Net broadcast revenue	$6,846	$—	$—	$—		$6,846
Trade and barter revenue	1,351	347	647	—		2,345
Revenue from Nexstar Broadcasting	2,060	1,291	11,176	—		14,527

Total net revenue	10,257	1,638	11,823	—		23,718

Operating expenses:
Direct operating expenses (exclusive of depreciation and amortization shown separately below	983	529	943	—		2,455
Selling, general and administrative expenses (exclusive of depreciation and amortization shown separately below)	1,856	238	1,143	—		3,237
Selling, general and administrative expenses paid to Nexstar Broadcasting, Inc.	3,993					3,993
Amortization of broadcast rights	2,212	642	1,230	—		4,084
Amortization of intangible assets	1,781					1,781
Depreciation and amortization	1,322	1,195	6,598	—		9,115

Total operating expense	12,147	2,604	9,914	—		24,665

Income (loss) from operations	(1,890)	(966)	1,909	—		(947)
Interest expense	3,737	1,254	8,117	—		13,108
Loss on disposal of assets	—	81	1,319	—		1,400
Interest income	15	—	—	—		15
Other income (expense), net	(221)	(160)	(1,289)	—		(1,670)

Income (loss) before income taxes and minority interest in consolidated entity	(5,833)	(2,461)	(8,816)	—		(17,110)
Income tax expense	(1)	—	(19)	—	(3)	(20)

Income (loss) before cumulative effect of change in accounting principle	$(5,834)	$(2,461)	$(8,835)	$—		$(17,130)

See notes to unaudited pro forma condensed consolidated statement of operations.

MISSION BROADCASTING, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2000

	Mission (1)	Mission of Amarillo(2)	VHR Broadcasting(2)	Pro Forma Adjustments		Unaudited Pro Forma
	(dollars in thousands)
Net broadcast revenue	$8,402	$—	$—	$—		$8,402
Trade and barter revenue	1,703	325	843	—		2,871
Revenue from Nexstar Broadcasting	2,357	2,087	10,493	—		14,937

Total net revenue	12,462	2,412	11,336	—		26,210

Operating expenses:
Direct operating expenses (exclusive of depreciation and amortization shown separately below	1,007	438	677	—		2,122
Selling, general and administrative expenses (exclusive of depreciation and amortization shown separately below)	2,021	269	1,329	—		3,619
Selling, general and administrative expenses paid to Nexstar Broadcasting, Inc.	3,630					3,630
Amortization of broadcast rights	2,398	727	1,723	—		4,848
Amortization of intangible assets	2,001					2,001
Depreciation and amortization	1,402	1,596	6,875	—		9,873

Total operating expense	12,459	3,030	10,604	—		26,093

Income (loss) from operations	3	(618)	732	—		117
Interest expense	3,559	1,651	10,238	—		15,448
Loss on disposal of assets	—	17	48	—		65
Interest income	28	—	—	—		28
Other income (expense), net	(197)	—	22	—		(175)

Loss before income taxes and minority interest in consolidated entity	(3,725)	(2,286)	(9,532)	—		(15,543)
Income tax expense	—	—	(18)	—	(3)	(18

Loss before cumulative effect of change in accounting principle	$(3,725)	$(2,286)	$(9,550)	$—		$(15,561)

See notes to unaudited pro forma condensed consolidated statement of operations.

MISSION BROADCASTING, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEARS ENDED DECEMBER 31, 2002, 2001 and 2000

(1)	Represents the unaudited consolidated statement of operations of Mission Broadcasting, Inc., for the years ended December 31, 2002, 2001 and 2000.

(2)	Represents the unaudited consolidated statement of operations of VHR Broadcasting, Inc., and Mission Broadcasting of Amarillo, Inc., for the years ended December 31, 2002, 2001 and 2000.

(3)	The pro forma income tax benefit resulting from the pro forma adjustments is based on Mission Broadcasting, Inc.’s historical tax provision using historical amounts. For pro forma purposes, Mission has determined that it is more likely than not that any deferred tax assets arising from the pro forma adjustments will not be realized and, as a result, a full valuation allowance has been established.